                                                                    Exhibit 99.2

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 FIRST QUARTER
                          ($ in millions) (unaudited)

                                        Three Months Ended
                                             March 31
                                          1996      1995      % Change
                                          ----      ----      --------
  TOTAL BROADCASTING:
    TV
     Orders                                 188        74      154.1%
     Backlog                                 -         -          -
     Sales                                  188        74      154.1%
     Operating Profit (Loss)                 54        26      107.7%
     OP (Loss) without Special Items         54        26      107.7%
       OP Margin w/o Special Items         28.7%     35.1%       N/A
     Depreciation & Amortization             14         3      366.7%
     Capital Expenditures                     2         0        N/A
     EBITDA without Special Items            68        29      134.5%

    NETWORK
     Orders                                 766         0        N/A
     Backlog                                 -         -          -
     Sales                                  766         0        N/A
     Operating Profit (Loss)                  0         0        N/A
     OP (Loss) without Special Items          0         0        N/A
       OP Margin w/o Special Items          N/A       N/A        N/A
     Depreciation & Amortization             10         0        N/A
     Capital Expenditures                     0         0        N/A
     EBITDA without Special Items            10         0        N/A

    RADIO
     Orders                                 121        43      181.4%
     Backlog                                 -         -          -
     Sales                                  121        43      181.4%
     Operating Profit (Loss)                 20         7      185.7%
     OP (Loss) without Special Items         20         7      185.7%
       OP Margin w/o Special Items         16.5%     16.3%       N/A
     Depreciation & Amortization             10         4      150.0%
     Capital Expenditures                     0         1     -100.0%
     EBITDA without Special Items            30        11      172.7%

    OTHER BROADCASTING
     Orders                                  43        34       26.5%
     Backlog                                 -         -          -
     Sales                                   43        34       26.5%
     Operating Profit (Loss)                (72)        0        N/A
     OP (Loss) without Special Items        (31)        0        N/A
       OP Margin w/o Special Items        -72.1%      0.0%       N/A
     Depreciation & Amortization             33         2     1550.0%
     Capital Expenditures                     0         1     -100.0%
     EBITDA without Special Items             2         2        0.0%

    TOTAL BROADCASTING
     Orders                               1,118       151      640.4%
     Backlog                                 -         -          -
     Sales                                1,118       151      640.4%
     Operating Profit (Loss)                  2        33      -93.9%
     OP (Loss) without Special Items         43        33       30.3%
       OP Margin w/o Special Items          3.8%     21.9%       N/A
     Depreciation & Amortization             67         9      644.4%
     Capital Expenditures                     2         2        0.0%
     EBITDA without Special Items           110        42      161.9%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 FIRST QUARTER
                          ($ in millions)  (unaudited)

                                        Three Months Ended
                                             March 31
                                          1996      1995      % Change
                                          ----      ----      --------
  TOTAL POWER SYSTEMS:
    ENERGY SYSTEMS
     Orders                                 322       377      -14.6%
     Backlog                              3,189     3,397       -6.1%
     Sales                                  231       284      -18.7%
     Operating Profit (Loss)                (26)        6     -533.3%
     OP (Loss) without Special Items         (5)        6     -183.3%
       OP Margin w/o Special Items         -2.2%      2.1%       N/A
     Depreciation & Amortization             12        13       -7.7%
     Capital Expenditures                     7         5       40.0%
     EBITDA without Special Items             7        19      -63.2%

    POWER GENERATION
     Orders                                 488       579      -15.7%
     Backlog                              3,172     2,939        7.9%
     Sales *                                277       322      -14.0%
     Operating Profit (Loss)               (225)      (31)    -625.8%
     OP (Loss) without Special Items        (42)      (31)     -35.5%
       OP Margin w/o Special Items        -15.2%     -9.6%       N/A
     Depreciation & Amortization             14        11       27.3%
     Capital Expenditures                     6         4       50.0%
     EBITDA without Special Items           (28)      (20)     -40.0%

    OTHER POWER SYSTEMS
     Orders                                (103)       (4)   -2475.0%
     Backlog                               (659)     (621)      -6.1%
     Sales                                  (50)      (37)     -35.1%
     Operating Profit (Loss)               (306)      (14)   -2085.7%
     OP (Loss) without Special Items        (17)      (14)     -21.4%
       OP Margin w/o Special Items         34.0%     37.8%       N/A
     Depreciation & Amortization              0         0        N/A
     Capital Expenditures                     0         0        N/A
     EBITDA without Special Items           (17)      (14)     -21.4%

    TOTAL POWER SYSTEMS
     Orders                                 707       952      -25.7%
     Backlog                              5,702     5,715       -0.2%
     Sales *                                458       569      -19.5%
     Operating Profit (Loss)               (557)      (39)   -1328.2%
     OP (Loss) without Special Items        (64)      (39)     -64.1%
       OP Margin w/o Special Items        -14.0%     -6.9%       N/A
     Depreciation & Amortization             26        24        8.3%
     Capital Expenditures                    13         9       44.4%
     EBITDA without Special Items           (38)      (15)    -153.3%

    THERMO KING
     Orders                                 288       312       -7.7%
     Backlog                                209       316      -33.9%
     Sales                                  257       273       -5.9%
     Operating Profit (Loss)                 45        44        2.3%
     OP (Loss) without Special Items         45        44        2.3%
       OP Margin w/o Special Items         17.5%     16.1%       N/A
     Depreciation & Amortization              4         4        0.0%
     Capital Expenditures                     4         6      -33.3%
     EBITDA without Special Items            49        48        2.1%

      *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                 FIRST QUARTER
                          ($ in millions)  (unaudited)

                                        Three Months Ended
                                             March 31
                                          1996      1995      % Change
                                          ----      ----      --------
  GOVERNMENT OPERATIONS
   Orders                                     1         5      -80.0%
   Backlog                                   31        67      -53.7%
   Sales                                     25        27       -7.4%
   Operating Profit (Loss)                   18        15       20.0%
   OP (Loss) without Special Items           18        15       20.0%
     OP Margin w/o Special Items           72.0%     55.6%       N/A
   Depreciation & Amortization                0         0        N/A
   Capital Expenditures                       1         0        N/A
   EBITDA without Special Items              18        15       20.0%

  COMMUNICATION & INFORMATION
  SYSTEMS
   Orders                                    73        84      -13.1%
   Backlog                                   93       156      -40.4%
   Sales                                     82        70       17.1%
   Operating Profit (Loss)                  (42)        2    -2200.0%
   OP (Loss) without Special Items           (1)        2     -150.0%
     OP Margin w/o Special Items           -1.2%      2.9%       N/A
   Depreciation & Amortization                9         3      200.0%
   Capital Expenditures                       1         1        0.0%
   EBITDA without Special Items               8         5       60.0%

  CORPORATE & OTHER
   Orders                                    37       136      -72.8%
   Backlog                                   41       146      -71.9%
   Sales                                     33       133      -75.2%
   Operating Profit (Loss)                 (322)      (21)   -1433.3%
   OP (Loss) without Special Items          (74)      (21)    -252.4%
     OP Margin w/o Special Items         -224.2%    -15.8%       N/A
   Depreciation & Amortization                7         8      -12.5%
   Capital Expenditures                       1         5      -80.0%
   EBITDA without Special Items             (67)      (13)    -415.4%

  INTERSEGMENT
   Orders                                   (18)      (21)      14.3%
   Backlog                                   (8)      (12)      33.3%
   Sales                                    (17)      (21)      19.0%

  TOTAL CONTINUING OPERATIONS
   Orders                                 2,206     1,619       36.3%
   Backlog                                6,068     6,388       -5.0%
   Sales                                  1,956     1,202       62.7%
   Operating Profit (Loss)                 (856)       34    -2617.6%
   OP (Loss) without Special Items          (33)       34     -197.1%
     OP Margin w/o Special Items           -1.7%      2.8%       N/A
   Depreciation & Amortization              113        48      135.4%
   Capital Expenditures                      22        23       -4.3%
   EBITDA without Special Items              80        82       -2.4%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                1995 BY QUARTER
                           (in millions)  (unaudited)

                                                          Three Months Ended             Twelve Months Ended
                                                   Mar 31   June 30  Sep 30   Dec 31            Dec 31
                                                    1995     1995     1995     1995              1995
                                                    ----     ----     ----     ----              ----
  TOTAL BROADCASTING:
    TV
     Orders                                           74       90       82      159               405
     Backlog                                         -        -        -        -                 -
     Sales                                            74       90       82      159               405
     Operating Profit (Loss)                          26       42       26       55               149
     OP (Loss) without Special Items                  26       42       26       55               149
       OP Margin w/o Special Items                  35.1%    46.7%    31.7%    34.6%             36.8%
     Depreciation & Amortization                       3        2        4        9                18
     Capital Expenditures                              0        3        2        6                11
     EBITDA without Special Items                     29       44       30       64               167

    NETWORK
     Orders                                            0        0        0      230               230
     Backlog                                         -        -        -        -                 -
     Sales                                             0        0        0      230               230
     Operating Profit (Loss)                           0        0        0       12                12
     OP (Loss) without Special Items                   0        0        0       12                12
       OP Margin w/o Special Items                  N/A      N/A      N/A       5.2%              5.2%
     Depreciation & Amortization                       0        0        0        5                 5
     Capital Expenditures                              0        0        0        0                 0
     EBITDA without Special Items                      0        0        0       17                17

    RADIO
     Orders                                           43       50       42       81               216
     Backlog                                         -        -        -        -                 -
     Sales                                            43       50       42       81               216
     Operating Profit (Loss)                           7       16       12       20                55
     OP (Loss) without Special Items                   7       16       12       20                55
       OP Margin w/o Special Items                  16.3%    32.0%    28.6%    24.7%             25.5%
     Depreciation & Amortization                       4        4        4        4                16
     Capital Expenditures                              1        1        3        4                 9
     EBITDA without Special Items                     11       20       16       24                71

    OTHER BROADCASTING
     Orders                                           34       43       42       46               165
     Backlog                                         -        -        -        -                 -
     Sales                                            34       43       42       46               165
     Operating Profit (Loss)                           0        5        5      (14)               (4)
     OP (Loss) without Special Items                   0        5        5      (14)               (4)
       OP Margin w/o Special Items                   0.0%    11.6%    11.9%   -30.4%             -2.4%
     Depreciation & Amortization                       2        2        2       12                18
     Capital Expenditures                              1        2        4        5                12
     EBITDA without Special Items                      2        7        7       (2)               14

    TOTAL BROADCASTING
     Orders                                          151      183      166      516             1,016
     Backlog                                         -        -        -        -                 -
     Sales                                           151      183      166      516             1,016
     Operating Profit (Loss)                          33       63       43       73               212
     OP (Loss) without Special Items                  33       63       43       73               212
       OP Margin w/o Special Items                  21.9%    34.4%    25.9%    14.1%             20.9%
     Depreciation & Amortization                       9        8       10       30                57
     Capital Expenditures                              2        6        9       15                32
     EBITDA without Special Items                     42       71       53      103               269

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                1995 BY QUARTER
                           (in millions)  (unaudited)

                                                          Three Months Ended             Twelve Months Ended
                                                   Mar 31   June 30  Sep 30   Dec 31            Dec 31
                                                    1995     1995     1995     1995              1995
                                                    ----     ----     ----     ----              ----
  TOTAL POWER SYSTEMS:
    ENERGY SYSTEMS
     Orders                                          377      281      240      333             1,231
     Backlog                                       3,397    3,376    3,309    3,203             3,203
     Sales                                           284      332      306      447             1,369
     Operating Profit (Loss)                           6       27       13       68               114
     OP (Loss) without Special Items                   6       33       14       77               130
       OP Margin w/o Special Items                   2.1%     9.9%     4.6%    17.2%              9.5%
     Depreciation & Amortization                      13       12       14       10                49
     Capital Expenditures                              5        8        7       17                37
     EBITDA without Special Items                     19       45       28       87               179

    POWER GENERATION
     Orders                                          579      358      621      842             2,400
     Backlog                                       2,939    2,844    2,848    3,106             3,106
     Sales                                           322      440      395      612             1,769
     Operating Profit (Loss)                         (31)     (13)     (23)      51               (16)
     OP (Loss) without Special Items                 (31)     (13)       5       51                12
       OP Margin w/o Special Items                  -9.6%    -3.0%     1.3%     8.3%              0.7%
     Depreciation & Amortization                      11       12       11       10                44
     Capital Expenditures                              4       14       11       35                64
     EBITDA without Special Items                    (20)      (1)      16       61                56

    OTHER POWER SYSTEMS
     Orders                                           (4)      (9)      (4)     (62)              (79)
     Backlog                                        (621)    (606)    (583)    (610)             (610)
     Sales                                           (37)     (28)     (34)     (39)             (138)
     Operating Profit (Loss)                         (14)     (17)     (61)    (213)             (305)
     OP (Loss) without Special Items                 (14)     (17)     (16)     (22)              (69)
       OP Margin w/o Special Items                  37.8%    60.7%    47.1%    56.4%             50.0%
     Depreciation & Amortization                       0        0        0        0                 0
     Capital Expenditures                              0        0        0        0                 0
     EBITDA without Special Items                    (14)     (17)     (16)     (22)              (69)

    TOTAL POWER SYSTEMS
     Orders                                          952      630      857    1,113             3,552
     Backlog                                       5,715    5,614    5,574    5,699             5,699
     Sales                                           569      744      667    1,020             3,000
     Operating Profit (Loss)                         (39)      (3)     (71)     (94)             (207)
     OP (Loss) without Special Items                 (39)       3        3      106                73
       OP Margin w/o Special Items                  -6.9%     0.4%     0.4%    10.4%              2.4%
     Depreciation & Amortization                      24       24       25       20                93
     Capital Expenditures                              9       22       18       52               101
     EBITDA without Special Items                    (15)      27       28      126               166

    THERMO KING
     Orders                                          312      280      200      223             1,015
     Backlog                                         316      307      232      174               174
     Sales                                           273      284      271      237             1,065
     Operating Profit (Loss)                          44       47       45       40               176
     OP (Loss) without Special Items                  44       47       45       40               176
       OP Margin w/o Special Items                  16.1%    16.5%    16.6%    16.9%             16.5%
     Depreciation & Amortization                       4        4        5        2                15
     Capital Expenditures                              6        6        4        7                23
     EBITDA without Special Items                     48       51       50       42               191

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                                1995 BY QUARTER
                           (in millions)  (unaudited)


                                                       Three Months Ended                Twelve Months Ended
                                                Mar 31   June 30  Sep 30   Dec 31               Dec 31
                                                 1995     1995     1995     1995                 1995
                                                 ----     ----     ----     ----                 ----
GOVERNMENT OPERATIONS
 Orders                                           5       7        4        3                     19
 Backlog                                         67      61       57       39                     39
 Sales                                           27      34       38       56                    155
 Operating Profit (Loss)                         15      19       25       22                     81
 OP (Loss) without Special Items                 15      19       25       22                     81
   OP Margin w/o Special Items                 55.6%   55.9%    65.8%    39.3%                  52.3%
 Depreciation & Amortization                      0       0        1        0                      1
 Capital Expenditures                             0       1        0        1                      2
 EBITDA without Special Items                    15      19       26       22                     82

COMMUNICATION & INFORMATION
SYSTEMS
 Orders                                          84      79       76       84                    323
 Backlog                                        156     153      149       97                     97
 Sales                                           70      81       79      131                    361
 Operating Profit (Loss)                          2      (1)       0       (2)                    (1)
 OP (Loss) without Special Items                  2      (1)       3       (2)                     2
   OP Margin w/o Special Items                  2.9%   -1.2%     3.8%    -1.5%                   0.6%
 Depreciation & Amortization                      3       2        3        3                     11
 Capital Expenditures                             1       1        1        2                      5
 EBITDA without Special Items                     5       1        6        1                     13

CORPORATE & OTHER
 Orders                                         136     111       65       35                    347
 Backlog                                        146      88       66       46                     46
 Sales                                          133     139       85       36                    393
 Operating Profit (Loss)                        (21)    (37)     (88)     (14)                  (160)
 OP (Loss) without Special Items                (21)    (37)     (49)     (14)                  (121)
   OP Margin w/o Special Items                -15.8%  -26.6%   -57.6%   -38.9%                 -30.8%
 Depreciation & Amortization                      8       7        8        2                     25
 Capital Expenditures                             5       4        6        5                     20
 EBITDA without Special Items                   (13)    (30)     (41)     (12)                   (96)

INTERSEGMENT
 Orders                                         (21)    (18)     (16)     (16)                   (71)
 Backlog                                        (12)    (10)      (9)      (4)                    (4)
 Sales                                          (21)    (20)     (22)      (4)                   (67)

TOTAL CONTINUING OPERATIONS
 Orders                                       1,619   1,272    1,352    1,958                  6,201
 Backlog                                      6,388   6,213    6,069    6,051                  6,051
 Sales                                        1,202   1,445    1,284    1,992                  5,923
 Operating Profit (Loss)                         34      88      (46)      25                    101
 OP (Loss) without Special Items                 34      94       70      225                    423
   OP Margin w/o Special Items                  2.8%    6.5%     5.5%    11.3%                   7.1%
 Depreciation & Amortization                     48      45       52       57                    202
 Capital Expenditures                            23      40       38       82                    183
 EBITDA without Special Items                    82     139      122      282                    625

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                        TOTAL YEAR 1994, 1993, AND 1992
                          ($ in millions)  (unaudited)

                                             Twelve Months Ended
                                                   Dec 31
                                         1994       1993       1992
                                         ----       ----       ----
  TOTAL BROADCASTING:
    TV
     Orders                               325        287        304
     Backlog                              -          -          -
     Sales                                325        287        304
     Operating Profit (Loss)              130         92         99
     OP (Loss) without Special Items      130         92         99
       OP Margin w/o Special Items       40.0%      32.1%      32.6%
     Depreciation & Amortization            9          9          9
     Capital Expenditures                  12         12         10
     EBITDA without Special Items         139        101        108

    NETWORK
     Orders                                 0          0          0
     Backlog                              -          -          -
     Sales                                  0          0          0
     Operating Profit (Loss)                0          0          0
     OP (Loss) without Special Items        0          0          0
       OP Margin w/o Special Items       N/A        N/A        N/A
     Depreciation & Amortization            0          0          0
     Capital Expenditures                   0          0          0
     EBITDA without Special Items           0          0          0

    RADIO
     Orders                               175        181        177
     Backlog                              -          -          -
     Sales                                175        181        177
     Operating Profit (Loss)               47         44         34
     OP (Loss) without Special Items       47         44         34
       OP Margin w/o Special Items       26.9%      24.3%      19.2%
     Depreciation & Amortization           16         15         15
     Capital Expenditures                   8          3          3
     EBITDA without Special Items          63         59         49

    OTHER BROADCASTING
     Orders                               150        150        151
     Backlog                              -          -          -
     Sales                                150        150        151
     Operating Profit (Loss)               20          3         28
     OP (Loss) without Special Items       18         15         28
       OP Margin w/o Special Items       12.0%      10.0%      18.5%
     Depreciation & Amortization            6          8          6
     Capital Expenditures                  15          7          7
     EBITDA without Special Items          24         23         34

    TOTAL BROADCASTING
     Orders                               650        618        632
     Backlog                              -          -          -
     Sales                                650        618        632
     Operating Profit (Loss)              197        139        161
     OP (Loss) without Special Items      195        151        161
       OP Margin w/o Special Items       30.0%      24.4%      25.5%
     Depreciation & Amortization           31         32         30
     Capital Expenditures                  35         22         20
     EBITDA without Special Items         226        183        191

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                        TOTAL YEAR 1994, 1993, AND 1992
                          ($ in millions)  (unaudited)

                                             Twelve Months Ended
                                                   Dec 31
                                         1994       1993       1992
                                         ----       ----       ----
  TOTAL POWER SYSTEMS:
    ENERGY SYSTEMS
     Orders                             1,359      1,500      1,152
     Backlog                            3,259      3,267      3,151
     Sales                              1,364      1,420      1,389
     Operating Profit (Loss)              114        164        186
     OP (Loss) without Special Items      140        209        186
       OP Margin w/o Special Items       10.3%      14.7%      13.4%
     Depreciation & Amortization           49         50         51
     Capital Expenditures                  39         42         37
     EBITDA without Special Items         189        259        237

    POWER GENERATION
     Orders                             2,524      2,239      2,027
     Backlog                            2,683      2,342      2,103
     Sales                              1,715      1,786      1,856
     Operating Profit (Loss)              130         (2)       134
     OP (Loss) without Special Items      125        124        134
       OP Margin w/o Special Items        7.3%       6.9%       7.2%
     Depreciation & Amortization           46         46         44
     Capital Expenditures                  48         38         40
     EBITDA without Special Items         171        170        178

    OTHER POWER SYSTEMS
     Orders                               (33)       (33)       (28)
     Backlog                             (636)      (694)      (717)
     Sales                               (149)      (123)       (91)
     Operating Profit (Loss)              (79)      (201)       (51)
     OP (Loss) without Special Items      (79)       (76)       (51)
       OP Margin w/o Special Items       53.0%      61.8%      56.0%
     Depreciation & Amortization            0          0          0
     Capital Expenditures                   0          0          0
     EBITDA without Special Items         (79)       (76)       (51)

    TOTAL POWER SYSTEMS
     Orders                             3,850      3,706      3,151
     Backlog                            5,306      4,915      4,537
     Sales                              2,930      3,083      3,154
     Operating Profit (Loss)              165        (39)       269
     OP (Loss) without Special Items      186        257        269
       OP Margin w/o Special Items        6.3%       8.3%       8.5%
     Depreciation & Amortization           95         96         95
     Capital Expenditures                  87         80         77
     EBITDA without Special Items         281        353        364

    THERMO KING
     Orders                               995        766        699
     Backlog                              280        159        130
     Sales                                877        719        705
     Operating Profit (Loss)              135        113        106
     OP (Loss) without Special Items      135        113        106
       OP Margin w/o Special Items       15.4%      15.7%      15.0%
     Depreciation & Amortization           13         12         12
     Capital Expenditures                  19         15         10
     EBITDA without Special Items         148        125        118

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                        TOTAL YEAR 1994, 1993, AND 1992
                          ($ in millions) (unaudited)

                                                 Twelve Months Ended
                                                        Dec 31
                                             1994        1993        1992
                                             ----        ----        ----
GOVERNMENT OPERATIONS
 Orders                                        46          81          20
 Backlog                                       70          67           9
 Sales                                        133         104         107
 Operating Profit (Loss)                       77          71          79
 OP (Loss) without Special Items               77          71          79
   OP Margin w/o Special Items               57.9%       68.3%       73.8%
 Depreciation & Amortization                    2           1           1
 Capital Expenditures                           2           2           1
 EBITDA without Special Items                  79          72          80

COMMUNICATION & INFORMATION
SYSTEMS
 Orders                                       349         311         127
 Backlog                                      154         116          25
 Sales                                        312         279         165
 Operating Profit (Loss)                        7          (3)          4
 OP (Loss) without Special Items                7           8           4
   OP Margin w/o Special Items                2.2%        2.9%        2.4%
 Depreciation & Amortization                   10          11          10
 Capital Expenditures                           5           3           5
 EBITDA without Special Items                  17          19          14

CORPORATE & OTHER
 Orders                                       578         669         727
 Backlog                                      139         220         203
 Sales                                        676         688         750
 Operating Profit (Loss)                     (159)       (279)       (147)
 OP (Loss) without Special Items             (159)       (169)       (147)
   OP Margin w/o Special Items              -23.5%      -24.6%      -19.6%
 Depreciation & Amortization                   40          41          37
 Capital Expenditures                          22          28          29
 EBITDA without Special Items                (119)       (128)       (110)

INTERSEGMENT
 Orders                                       (72)        (83)        (90)
 Backlog                                      (12)        (12)         (7)
 Sales                                        (88)        (90)       (103)

TOTAL CONTINUING OPERATIONS
 Orders                                     6,396       6,068       5,266
 Backlog                                    5,937       5,465       4,897
 Sales                                      5,490       5,401       5,410
 Operating Profit (Loss)                      422           2         472
 OP (Loss) without Special Items              441         431         472
   OP Margin w/o Special Items                8.0%        8.0%        8.7%
 Depreciation & Amortization                  191         193         185
 Capital Expenditures                         170         150         142
 EBITDA without Special Items                 632         624         657
